BLACKROCK FUNDSSM

BlackRock Multi-Asset Real Return Fund

Supplement dated May 23, 2016 to the Summary Prospectus,

Prospectus and Statement of Additional Information of the Fund,

each dated November 27, 2015

On May 20, 2016, the Board of Trustees of BlackRock FundsSM (the “Trust”), on behalf of its series, BlackRock Multi-Asset Real Return Fund (the “Fund”), approved a proposal to close the Fund to new and subsequent investments and thereafter to liquidate the Fund. Accordingly, effective 4:00 p.m. (Eastern time) on June 30, 2016, the Fund will no longer accept orders from new investors or existing shareholders to purchase Fund shares. On or about July 8, 2016 (the “Liquidation Date”), all of the assets of the Fund will be liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and the Fund will then be terminated as a series of the Trust. Shareholders may redeem their Fund shares or exchange their shares into shares of another mutual fund advised by BlackRock Advisors, LLC or its affiliates at any time prior to the Liquidation Date.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of the liquidation and/or exchanging to a different fund on their tax situation.

Shareholders should retain this Supplement for future reference.